UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2015

North American Oil & Gas Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State of other jurisdiction of incorporation)

333-172896

(Commission File Number)

98-087028

(IRS Employer Identification No.)

701 E. Santa Clara Street

Ventura, CA 93001

(Address of principal executive offices) (Zip Code)

(805) 665-6308

Registrant’s telephone number, including area code

56 E. Main Street, Suite 202

Ventura, California 93001

(Former name or former address, if changed since last report.)

Copies to:

Aaron Botti, Esq.

2815 Townsgate Rd., Suite 320

Westlake Village, California 91361

Telephone No.: (805) 577-8088

Facsimile No.: (805) 456-7884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 2, 2015, North American Oil & Gas Corp. (the “Company”) moved its headquarters 701 E. Santa Clara Street, Ventura CA 93001. The Company’s phone number is (805) 665-6308.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North American Oil & Gas Corp. (Registrant)

Date: March 3, 2015	By:	/s/ Robert Rosenthal
	Name:	Robert Rosenthal
	Title:	President and Chief Executive Officer (principal executive officer)